EXHIBIT 99.39

ALL AVERAGE ARE WTG AVERAGES.

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                              AGGREGATE      FIRST HORIZON         FREMONT           FIRST NLC
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FICO avg                               627               626                  622             638
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FICO stdev                           60.93             60.80                59.05           60.69
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FICO < 500 %                          0.00              0.00                 0.00            0.00
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FICO < 560 %                         15.82             16.04                17.92           11.16
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10th Percentile FICO
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90th Percentile FICO
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CLTV avg                             79.81             81.26                77.72           77.84
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CLTV >80%                            31.82             35.49                26.61           19.65
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SS CLTV                              87.17             89.33                86.83           86.14
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10th Percentile CLTV
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90th Percentile CLTV
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Full Doc %                           46.89             54.30                51.26           39.64
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Loan Bal avg                        181237            146816               195490          224991
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DTI %                                41.30             40.57                41.70           42.21
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DTI >45%                             38.16             35.44                40.00           44.85
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Purch %                              45.59             62.14                41.91           50.35
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Cash Out %                           49.61             34.33                53.78           44.65
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Fxd %                                13.00             10.93                14.93           15.85
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3 yr ARM >= %                        10.30              3.15                 1.41           41.43
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WAC avg                              7.599              7.93                 7.78            7.13
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WAC stdev                            1.485             1.171                1.498           1.629
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1st Lien %                          (96.89)         (100.000)             (94.868)        (97.623)
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MI %                                  0.00              0.00                 0.00            0.00
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CA %                                 22.94              4.43                19.71           38.75
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Sng Fam %                            79.67             86.21                79.81           85.66
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           INVT PROP %                4.16              7.89                 1.45            2.62
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MH %                                  0.07              0.00                 0.00            0.00
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IO %                                 29.93             26.71                21.53           37.65
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2yr IO%                               2.85              0.00                 0.00            0.00
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IO non-Full Doc %                    16.48             13.33                 5.83           24.04
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2-4 Fam %                             7.69              3.89                12.45           11.39
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Prim Occ %                           94.77             90.83                96.46           97.38
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<$100K Bal %                         11.11             18.17                 8.48            4.81
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ORIGINATOR/ SOURCE       WA LTV           WA CLTV           WA SS CLTV           FICO           WAC              % BAL.    PURCH %
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Accredited                     82.73             82.73                90.56             640       7.040          0.39       35.59
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All State                      77.73             77.73                83.78             613       7.596          0.80       23.64
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Chapel                         74.90             79.97                93.27             663       7.227          3.11       77.45
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Encore                         78.72             81.97                84.03             619       7.364          9.53       21.26
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First Banc                     73.75             81.90                92.40             658       7.155          5.18       65.16
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First Horizon                  81.26             81.26                89.33             626       7.927         23.99       62.14
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First NLC                      75.94             77.84                86.14             638       7.133         11.60       50.35
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Flex Point                     74.44             74.44                74.44             638       6.382          0.08        0.00
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Fremont                        73.59             77.72                86.83             622       7.782         21.67       41.91
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Home Owners                    82.48             82.48                82.56             600       8.945          3.12        0.00
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Impac                          73.01             83.22                91.48             649       7.621          0.39       52.62
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Lenders Direct                 71.27             81.47                92.44             640       7.704          2.66       63.69
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Lime Financial                 80.34             80.34                90.85             633       7.016          5.82       58.85
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Master Financial               77.36             83.08                83.08             604       8.061          0.10       85.66
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New Century                    79.67             81.10                87.20             627       6.898          3.07       40.95
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Platinum Capital               75.51             75.51                75.51             601       6.769          0.24       27.05
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Resmae                         70.18             70.18                70.18             512       7.050          0.02        0.00
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Rose Mortgage                  76.28             77.64                79.26             601       7.696          8.23       10.78
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TOTAL                          77.33             79.81                87.17             627       7.599        100.00       45.59
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ORIGINATOR/ SOURCE       INVT PROP %1ST LIEN %    % WITH S.2NDS   CA%     FULL DOC %    IO%          DTI%      DTI% > 45  % WITH MI
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Accredited               6.03           100.00     45.97           19.02      47.15      18.18       39.78        13.68      0.00
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All State               11.72           100.00     35.36           48.07      24.68      42.56       41.04        34.11      0.00
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Chapel                   2.00            93.66     67.19           64.40      17.69      69.36       43.13        43.04      0.00
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Encore                   5.72            95.95     10.67           39.19      39.96      24.35       40.73        37.26      0.00
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First Banc               4.65            89.72     58.25           53.22      20.97      61.54       41.31        37.45      0.00
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First Horizon            7.89           100.00     42.26            4.43      54.30      26.71       40.57        35.44      0.00
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First NLC                2.62            97.62     41.38           38.75      39.64      37.65       42.21        44.85      0.00
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Flex Point              26.52           100.00      0.00           39.42      26.52      39.42       33.74        34.06      0.00
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Fremont                  1.45            94.87     51.02           19.71      51.26      21.53       41.70        40.00      0.00
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Home Owners              2.57           100.00      1.12            5.33      71.82       0.00       38.47        31.31      0.00
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Impac                    9.74            87.24     41.32           43.45      11.20      33.59       40.33        21.16      0.00
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Lenders Direct           0.54            86.80     55.98           14.02      29.99      37.25       41.76        35.15      0.00
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Lime Financial           1.50           100.00     52.79           31.40      51.89      50.35       41.55        35.21      0.00
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Master Financial        18.96            92.84      0.00            0.00      14.34       0.00       43.99        31.52      0.00
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New Century              0.77            98.21     32.37           49.31      53.60      40.34       40.03        39.35      0.00
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Platinum Capital         8.80           100.00      0.00           31.36      68.12      41.29       33.39         7.58      0.00
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Resmae                   0.00           100.00      0.00            0.00     100.00       0.00       59.42       100.00      0.00
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Rose Mortgage            4.68            98.30      8.22            0.00      53.02      11.99       42.52        39.84      0.00
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TOTAL                    4.16            96.89     39.01           22.94      46.89      29.93       41.30        38.16      0.00
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DOCUMENTATION          NVT PROP %1ST LIEN %    % WITH S.2NDS     CA%     FULL DOC %      IO%       DTI%      DTI% > 45  % WITH MI
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Full Documentation       3.71            97.67     34.65        17.17     100.00          28.69    40.78        39.13      0.00
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Not Full Documentation   4.57            96.21     42.87        28.04       0.00          31.02    41.77        37.30      0.00
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TOTAL:                   4.16            96.89     39.01        22.94      46.89          29.93    41.30        38.16      0.00
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INTEREST ONLY            WA LTV      WA CLTV      WA SS CLTV     FICO           WAC          % BAL.  PURCH %       INVT PROP
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2yr IO                    81.93       81.93         89.93               641       6.671       2.85       38.10        0.00
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NON-IO                    75.90       79.44         84.62               614       7.893      70.07       38.77        5.05
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Other IO                  80.55       80.55         93.48               659       6.935      27.08       64.02        2.30
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TOTAL:                    77.33       79.81         87.17               627       7.599     100.00       45.59        4.16
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INTEREST ONLY         %1ST LIEN %    % WITH S.2NDS   CA%         FULL DOC %        IO%          DTI%      DTI% > 45    % WITH MI
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2yr IO                        100.00     41.67           64.84          38.64         100.00       40.41        34.19        0.00
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NON-IO                         95.57     28.01           13.51          47.72           0.00       41.21        38.81        0.00
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Other IO                      100.00     67.21           42.93          45.61         100.00       41.64        36.90        0.00
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TOTAL:                         96.89     39.01           22.94          46.89          29.93       41.30        38.16        0.00
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FICO                     WA LTV      WA CLTV      WA SS CLTV     FICO           WAC          % BAL.  PURCH %       INVT PROP
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0-499
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500-559                   73.10       73.12         73.82               531       8.649      15.82       16.57        2.67
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560 - 599                 77.60       78.66         82.93               582       7.874      16.27       29.76        1.41
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600 - 639                 77.82       81.36         89.36               620       7.529      25.78       45.52        3.79
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640 - 679                 78.12       81.37         91.38               658       7.253      23.55       54.96        4.29
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680 +                     79.03       82.39         93.90               717       6.999      18.57       72.42        8.21
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TOTAL:                    77.33       79.81         87.17               627       7.599     100.00       45.59        4.16
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FICO                  %1ST LIEN %    % WITH S.2NDS   CA%         FULL DOC %        IO%          DTI%      DTI% > 45    % WITH MI
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0-499
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500-559                        99.98      5.50           12.25          62.25           0.00       41.83        44.49        0.00
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560 - 599                      98.68     24.57           15.08          59.36          17.19       41.39        39.94        0.00
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600 - 639                      95.57     42.02           25.09          50.56          35.20       40.95        36.75        0.00
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640 - 679                      95.90     51.86           26.86          37.80          41.92       41.68        38.66        0.00
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680 +                          95.79     59.77           30.99          29.30          44.07       40.76        32.53        0.00
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TOTAL:                         96.89     39.01           22.94          46.89          29.93       41.30        38.16        0.00
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LOW BALANCE              WA LTV      WA CLTV      WA SS CLTV     FICO           WAC          % BAL.  PURCH %       INVT PROP
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<80,000                  61.07        84.79           88.46             619       9.296       6.49       58.60        8.45
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80,000-100,000           69.63        80.97           87.12             617       8.386       4.62       53.52        6.02
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100,000>                 78.92        79.39           87.08             628       7.434      88.89       44.23        3.75
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TOTAL:                   77.33        79.81           87.17             627       7.599     100.00       45.59        4.16
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LOW BALANCE          %1ST LIEN %    % WITH S.2NDS   CA%         FULL DOC %        IO%          DTI%      DTI% > 45    % WITH MI
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<80,000                       70.37     19.88            7.04          60.05           2.59       38.34        30.33        0.00
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80,000-100,000                85.78     32.49            8.86          60.61           7.17       39.19        30.42        0.00
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100,000>                      99.41     40.75           24.83          45.22          33.11       41.63        39.13        0.00
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TOTAL:                        96.89     39.01           22.94          46.89          29.93       41.30        38.16        0.00
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LIEN POSITION            WA LTV      WA CLTV      WA SS CLTV     FICO           WAC          % BAL.  PURCH %       INVT PROP
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1st Lien                   79.18        79.18           86.78           626       7.505      96.89       44.54        4.28
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2nd Lien                   19.52        99.31           99.31           655      10.513       3.11       78.35        0.70
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TOTAL:                     77.33        79.81           87.17           627       7.599     100.00       45.59        4.16
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LIEN POSITION         %1ST LIEN %    % WITH S.2NDS   CA%         FULL DOC %        IO%          DTI%      DTI% > 45    % WITH MI
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1st Lien                      100.00     40.26           22.58          47.27          30.89       41.27        38.17        0.00
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2nd Lien                        0.00      0.00           34.22          35.16           0.00       42.19        37.85        0.00
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TOTAL:                         96.89     39.01           22.94          46.89          29.93       41.30        38.16        0.00
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WACLTV                 WA SS CLTV      WAFICO            WAC                            % BAL.PURCH %            INVT PROP
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80-85%                           95.62               645                7.178          42.84%       68.02              1.65
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85-90%                           86.82               603                7.772           8.55%       23.05              4.96
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90-95%                           91.05               630                7.835          12.14%       46.88             11.73
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95-100%                          97.89               649                9.134           8.59%       55.75              2.94
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WACLTV               %1ST LIEN %       % WITH S.2NDS       CA%        FULL DOC %      IO%       DTI %        DTI% > 45   % WITH MI
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80-85%                    99.94               79.07      26.13     42.31           43.74      41.80          38.62        0.00
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85-90%                   100.00                7.22      14.60     61.30           23.75      41.54          38.59        0.00
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90-95%                    99.54               13.21      16.35     50.85           25.76      41.17          35.57        0.00
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95-100%                   64.89                0.70      15.68     52.02           10.23      41.86          38.99        0.00
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SSCLTV                 WAFICO          WAC                         % BAL.     PURCH %                 INVT PROP %  1ST LIEN %
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80-85%                             599             7.613                9.05%           21.75        6.40               99.71
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85-90%                             604             7.764                8.54%           19.79        5.06              100.00
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90-95%                             636             7.735               11.71%           43.50       10.64               99.53
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95-100%                            654             7.481               45.59%           76.59        1.40               93.39
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SSCLTV               % WITH S.2NDS    CA%               FULL DOC %       IO%         DTI %        DTI% > 45      % WITH MI
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80-85%                  0.90               16.95            54.63     17.44           40.70          37.38           0.00
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85-90%                  7.17               15.58            58.73     25.78           41.75          39.20           0.00
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90-95%                 10.05               19.22            43.84     31.60           40.68          33.24           0.00
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95-100%                81.30               25.26            43.89     41.60           42.07          38.88           0.00
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        COUPON-ARM     WALTV       WACLTV       WA SS CLTV        WAFICO          WAC       % BAL.  PURCH %      INVT PROP
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<8%                         79.25         79.25           89.09           641       6.940   70.27       50.33       3.32
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8-9%                        80.10         80.10           84.91           595       8.480   19.05       42.28       7.18
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9-10%                       81.48         81.48           82.82           573       9.507    7.75       37.80       6.57
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10-11%                      74.89         74.89           75.48           556      10.443    2.46       33.02       8.59
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11-12%                      68.75         68.75           69.21           571      11.435    0.47       19.66       1.95
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12-13%                     100.00        100.00          100.00           651      12.450    0.01      100.00       0.00
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13-14%
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>14%
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        COUPON-ARM   %1ST LIEN %    % WITH S.2NDS   CA%         FULL DOC %        IO%          DTI %     DTI% > 45    % WITH MI
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<8%                          100.00     51.42           30.63          43.76          43.87       41.42        38.61        0.00
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8-9%                         100.00     27.40           10.24          43.85          10.60       41.58        38.85        0.00
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9-10%                        100.00      8.55            1.47          51.14           6.22       40.02        32.89        0.00
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10-11%                       100.00      3.83            6.80          51.74           0.43       41.63        43.88        0.00
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11-12%                       100.00      4.96            9.43          48.19           2.06       41.18        57.44        0.00
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12-13%                       100.00      0.00            0.00           0.00           0.00       31.33         0.00        0.00
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13-14%
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>14%
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    COUPON-FIXED RATE       WALTV        WACLTV         WA SS CLTV      WAFICO          WAC        % BAL.  PURCH %    INVT PROP
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<8%                              76.45          76.59             81.74         645       6.749    61.41       18.28     1.65
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8-9%                             73.39          84.05             86.36         622       8.444    10.74       43.13     8.80
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9-10%                            34.04          92.41             92.41         658       9.606     8.30       65.28     2.31
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10-11%                           29.31          94.31             94.48         629      10.557    12.66       67.81     0.39
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11-12%                           31.57          95.77             95.77         620      11.395     4.88       56.65     2.12
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12-13%                           18.92          99.60             99.60         627      12.382     1.78       90.08     2.90
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13-14%                           19.14          99.71             99.71         638      13.272     0.23       74.33    21.39
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>14%
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    COUPON-FIXED RATE  %1ST LIEN %    % WITH S.2NDS   CA%         FULL DOC %        IO%          DTI %     DTI% > 45    % WITH MI
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<8%                             99.82     26.83           14.54          72.91          11.03       41.16        38.08        0.00
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8-9%                            86.72     13.88            8.29          65.68           2.55       38.68        27.50        0.00
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9-10%                           26.83      0.00           31.21          49.38           0.00       41.30        40.08        0.00
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10-11%                          18.50      1.17           28.11          38.17           0.00       41.15        29.90        0.00
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11-12%                          19.04      0.00           15.42          30.16           0.00       41.09        37.97        0.00
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12-13%                           0.00      0.00           26.40           8.75           0.00       44.39        51.25        0.00
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13-14%                           0.00      0.00            0.00          27.14           0.00       45.18        72.93        0.00
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>14%
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      TOP 20 CITIES        % OF TOTAL BAL     # OF LOANS     LOAN BAL        AVG LOAN BAL     WA LTV  % WITH 2ND      WAFICO
------------------------------------------------------------------------------------------------------------------------------
Las Vegas                  1.80%           60                12,608,621       210,144        81.54       42.17           623
Miami                      1.26%           36                 8,828,593       245,239        79.41       56.50           646
Chicago                    1.24%           44                 8,677,823       197,223        80.54       28.41           640
Los Angeles                1.12%           28                 7,869,524       281,054        77.26       36.93           604
Brooklyn                   1.05%           21                 7,353,802       350,181        74.63       24.15           614
Orlando                    0.91%           38                 6,359,360       167,352        81.76       38.60           615
San Diego                  0.73%           16                 5,122,553       320,160        77.43       44.03           642
San Jose                   0.69%           14                 4,862,460       347,319        81.24       83.40           668
Stockton                   0.62%           18                 4,317,142       239,841        83.75       65.41           648
Sacramento                 0.55%           18                 3,881,210       215,623        77.18       57.52           641
Baltimore                  0.54%           23                 3,762,189       163,573        78.67       37.41           612
Phoenix                    0.52%           25                 3,645,645       145,826        82.28       23.79           618
Richmond                   0.49%           26                 3,411,274       131,203        84.38       25.47           622
Bowie                      0.48%           12                 3,380,912       281,743        82.33       60.19           634
Santa Rosa                 0.48%           8                  3,349,829       418,729        76.06       80.80           658
Moreno Valley              0.47%           11                 3,320,139       301,831        81.82       29.81           632
Washington                 0.47%           15                 3,263,497       217,566        76.86       13.76           601
Corona                     0.44%           8                  3,056,703       382,088        78.74       47.84           686
Oakland                    0.42%           9                  2,960,815       328,979        77.03       44.74           611
Henderson                  0.39%           12                 2,720,178       226,681        79.26       27.93           645

      TOP 10 STATES        % OF TOTAL BAL     # OF LOANS     LOAN BAL        AVG LOAN BAL     WA LTV    % WITH 2ND     WAFICO
--------------------------------------------------------------------------------------------------------------------------------
California                 22.94%          578                       160,617,027       277,878.44       46.85           643
Florida                    11.36%          460                         79,562,958      172,980.23       39.95           625
New Jersey                 6.47%           194                         45,267,972      233,376.32       18.90           610
New York                   6.21%           155                         43,497,053      280,675.71       29.54           627
Maryland                   5.44%           171                         38,118,153      222,980.45       36.45           624
Virginia                   3.84%           138                         26,854,088      194,580.34       37.55           614
Massachusetts              3.58%           112                         25,042,643      223,577.19       35.63           636
Illinois                   3.31%           135                         23,155,484      171,582.91       32.83           631
Arizona                    2.93%           118                         20,511,181      173,879.27       28.54           623
Texas                      2.81%           137                         19,692,166      143,783.02       45.33           624

           TOP 20 CITIES         % OF TOTAL BAL   # OF LOANS       LOAN BAL        AVG LOAN BAL      WA LTV     % WITH 2ND  WAFICO
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Las Vegas                     1.80%                 60             12,608,621         210,144        81.54           42.17     623
Miami                         1.26%                 36               8,828,593        245,239        79.41           56.50     646
Chicago                       1.24%                 44               8,677,823        197,223        80.54           28.41     640
Los Angeles                   1.12%                 28               7,869,524        281,054        77.26           36.93     604
Brooklyn                      1.05%                 21               7,353,802        350,181        74.63           24.15     614
Orlando                       0.91%                 38               6,359,360        167,352        81.76           38.60     615
San Diego                     0.73%                 16               5,122,553        320,160        77.43           44.03     642
San Jose                      0.69%                 14               4,862,460        347,319        81.24           83.40     668
Stockton                      0.62%                 18               4,317,142        239,841        83.75           65.41     648
Sacramento                    0.55%                 18               3,881,210        215,623        77.18           57.52     641
Baltimore                     0.54%                 23               3,762,189        163,573        78.67           37.41     612
Phoenix                       0.52%                 25               3,645,645        145,826        82.28           23.79     618
Richmond                      0.49%                 26               3,411,274        131,203        84.38           25.47     622
Bowie                         0.48%                 12               3,380,912        281,743        82.33           60.19     634
Santa Rosa                    0.48%                 8                3,349,829        418,729        76.06           80.80     658
Moreno Valley                 0.47%                 11               3,320,139        301,831        81.82           29.81     632
Washington                    0.47%                 15               3,263,497        217,566        76.86           13.76     601
Corona                        0.44%                 8                3,056,703        382,088        78.74           47.84     686
Oakland                       0.42%                 9                2,960,815        328,979        77.03           44.74     611
Henderson                     0.39%                 12               2,720,178        226,681        79.26           27.93     645

           TOP 10 STATES      % OF TOTAL BAL     # OF LOANS      LOAN BAL    AVG LOAN BAL  WA LTV        % WITH 2ND     WAFICO
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California                 22.94%                578           160,617,027        277,884   78.44           46.85       643
Florida                    11.36%                460             79,562,958       172,963   80.23           39.95       625
New Jersey                 6.47%                 194             45,267,972       233,340   76.32           18.90       610
New York                   6.21%                 155             43,497,053       280,626   75.71           29.54       627
Maryland                   5.44%                 171             38,118,153       222,913   80.45           36.45       624
Virginia                   3.84%                 138             26,854,088       194,595   80.34           37.55       614
Massachusetts              3.58%                 112             25,042,643       223,595   77.19           35.63       636
Illinois                   3.31%                 135             23,155,484       171,522   82.91           32.83       631
Arizona                    2.93%                 118             20,511,181       173,824   79.27           28.54       623
Texas                      2.81%                 137             19,692,166       143,738   83.02           45.33       624

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